Transition to IFRS 17	3 Months Ended
Jan. 31, 2024
Text Block [Abstract]
Transition to IFRS 17
4.	Transition to IFRS 17
On transition, IFRS 17 is applied on a full retrospective basis unless impractical, where either the modified retrospective or fair value method may be used. The Bank assessed the data and assumptions required to apply IFRS 17 and determined that the full retrospective approach could be applied for its short duration contracts and the fair value approach was applied for its longer duration contracts. Consequently, the Bank has restated the comparative year results from the transition date of November 1, 2022. The impact of adopting IFRS 17 was not significant to the Bank.